Exhibit 13.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

I, John McMahon, as Chairman, President and Chief Executive Officer of Genesis Lease Limited (the ‘‘Company’’), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.	the accompanying annual report on Form 20-F of the Company for the year ended December 31, 2007 (the ‘‘Report’’), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 10, 2008

/s/ John McMahon
John McMahon
Chairman, President and Chief Executive Officer
Genesis Lease Limited